SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 17, 2006
NISOURCE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16189 (Commission File Number)	35-2108964 (IRS Employer Identification No.)
801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
This amendment to the Current Report on Form 8-K of NiSource Inc. (the “Company”) filed on February 23, 2006 is being filed to report that Mr. Peter McCausland, previously announced as being appointed to the Company’s board of directors, was appointed on March 28, 2006 as a member of the following committees of the board of directors: Corporate Governance, Officer Nomination and Compensation and Environmental, Health and Safety.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)
Date: March 28, 2006	By:	/s/ Gary W. Pottorff
Gary W. Pottorff
Corporate Secretary